Exhibit 4.1

SHARES MPI INCORPORATED UNDER THE LAWS CUSIP 604749 10 1 OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS This certifies that is the record holder of FULLY PAID AND NONASSESSABLE MIRUM SHARES PHARMACEUTICALS, OF COMMON STOCK, $0.0001 INC. PAR VALUE PER SHARE, OF transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer. DATED: COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC (Brooklyn, NY) TRANSFER AND REGISTRAR AGENT BY AUTHORIZED SIGNATURE CHIEF EXECUTIVE OFFICER, PRESIDENT AND SECRETARY

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNlTY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN TEN COM ENT — — as as tenants tenants by in common the entireties JT TEN — as and joint not tenants as tenants with in right common of survivorship COM PROP — as community property UNIF GIFT MIN ACT — ......................... (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT — ................. (Cust) Custodian (until age ................) ............................ (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, APPROVED SIGNATURE SAVINGS GUARANTEE AND LOAN MEDALLION ASSOCIATIONS PROGRAM), AND CREDIT PURSUANT UNIONS TOWITH S.E.C. MEMBERSHIP RULE 17Ad-15. IN AN